Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO RULE 13a — 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard Gross, Interim Chief Executive Officer of Eddie Bauer Holdings, Inc. (“Eddie Bauer”), certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Eddie Bauer; and

2. Based on my knowledge, this Amendment No. 1 does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2007

/s/  Howard Gross

Howard Gross
Interim Chief Executive Officer

28